JUNIOR STOCK PLEDGE AGREEMENT

         THIS JUNIOR STOCK PLEDGE AGREEMENT (this "PLEDGE AGREEMENT") is made effective as of June 23, 1997, and is entered into by ATLANTIC GULF COMMUNITIES CORPORATION, a Delaware corporation ("COMPANY"), and each of the undersigned direct and indirect Subsidiaries of the Company (the "SUBSIDIARY PLEDGORS;" Company and the Subsidiary Pledgors each individually referred to herein as a "PLEDGOR" and collectively as "PLEDGORS;" PROVIDED that after the Effective Date, "Pledgors" shall be deemed to include any new subsidiary of any Pledgor which executes an acknowledgement to this Agreement pursuant to SECTION 6 hereof agreeing to be bound by the terms hereof) in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as collateral agent (in such capacity referred to herein as "COLLATERAL AGENT") for AP-AGC, LLC, a Delaware limited liability company ("OBLIGEE").

                                    RECITALS

         WHEREAS, Company, Obligee and Collateral Agent are parties to that certain Secured Agreement dated February 7, 1997, and amended and restated as of May 15, 1997 (as hereafter amended, supplemented or otherwise modified from time to time, "SECURED AGREEMENT"; capitalized terms used herein without definition shall have the meanings given such terms in the Secured Agreement);

         WHEREAS, Company and Obligee are parties to that certain Investment Agreement dated February 7, 1997, amended as of March 20, 1997, and amended and restated as of May 15, 1997 (as hereafter amended, supplemented or otherwise modified from time to time, the "INVESTMENT AGREEMENT");

         WHEREAS, Company and Obligee are parties to that certain Due Diligence Fee Agreement dated of even date herewith (as hereafter amended, supplemented or otherwise modified from time to time, the "FEE AGREEMENT");

         WHEREAS, it is a condition precedent to Obligee entering into the Secured Agreement, the Investment Agreement, the Fee Agreement and all other Secured Instrument Documents and investing capital thereunder that the Pledgors execute and deliver this Pledge Agreement, and the Pledgors desire to execute and deliver this Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises set forth herein and to induce Obligee to enter into the Secured Agreement, the Investment Agreement, the Fee Agreement and all other Secured Instrument Documents, each of the Pledgors agree as follows:

         SECTION 1. PLEDGE OF SECURITY. Pledgors hereby pledge and assign to Collateral Agent, and hereby grant to Collateral Agent a security interest in, all of Pledgors' right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

         (a) the shares described on SCHEDULE I hereto (the "PLEDGED SHARES") and the certificates representing the Pledged Shares and any interest of Pledgors in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

         (b) all intercompany indebtedness of Pledgors, all promissory notes made in favor of Pledgors in respect of proceeds from utility condemnations and all other promissory notes that do not constitute either Homesite Contracts Receivable or Commercial Receivables (collectively, the "PLEDGED DEBT"), the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Debt;

         (c) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgors in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgors in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

         (d) all additional indebtedness from time to time owed to Pledgors by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

         (e) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary or direct Unrestricted Subsidiary of any Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgors in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights;

         (f) all indebtedness from time to time owed to Pledgors by any Person that, after the date of this Pledge Agreement, becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgors, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

         (g) to the extent not covered by clauses (a) through (f) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Pledge Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgors or Collateral Agent from time to time with respect to any of the Pledged Collateral.

         SECTION 2. SECURITY FOR OBLIGATIONS. This Pledge Agreement secures, and the Pledged Collateral is collateral security for, (a) after the issuance of the Preferred Stock, the joint and several obligations of the Company, the Pledgors and other subsidiaries of the Company pursuant to Section 8 of the Certificate of Designation to repurchase Preferred Stock on the happening of certain conditions set forth in the Certificate of Designation at a repurchase price equal to the Liquidation Preference in respect thereof, as defined in the Certificate of Designation, consisting of, at any time, $10.00 per share of Preferred Stock, plus accumulated and unpaid dividends thereon through the date of such determination, whether or not funds are legally available therefor, the aggregate amount of which, upon issuance of the 2,500,000 shares of Preferred Stock to be issued pursuant to the Investment Agreement, shall be $25,000,000, plus accumulated and unpaid dividends, and (b) after the occurrence of an Event of Default, as defined in the Certificate of Designation, the joint and several obligations of the Company, Pledgors and other subsidiaries of the Company to indemnify Obligee from and against any and all losses, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel) or other liabilities resulting from any breach of any covenant, agreement, representation or warranty of the Company herein or in any other Secured Instrument Document pursuant to Section 7.2 of the Investment Agreement, as evidenced by that certain Secured Evidence of Joint and Several Repurchase Obligations dated of even date herewith, executed by the Company, Pledgors, and other subsidiaries of the Company to and for the benefit of Obligee (together with any and all additions, modifications, amendments, renewals, and extensions thereof, the "INSTRUMENT"), whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Obligee or Collateral Agent as a preference, fraudulent transfer or otherwise, and all obligations of every nature (whether of payment, of performance or otherwise) of the Company, the Pledgors and other subsidiaries of the Company from time to time owed to Obligee or Collateral Agent or either of them under the Secured Agreement or any other Secured Instrument Document, whether for principal, interest (including interest accruing after the commencement of a bankruptcy case, whether or not enforceable in such case), repurchase or redemption obligations, dividend obligations, fees, costs, expenses, indemnification liabilities or other obligations, of whatsoever nature and whether now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, regardless of class, whether due or not due, and however arising (the foregoing being hereinafter collectively referred to as the "SECURED OBLIGATIONS").

         SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or, as applicable, shall be accompanied by the relevant Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Collateral Agent. If an Event of Default shall have occurred and be continuing, Collateral Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral (subject, in the case of the stock of General Development Utilities, Inc., to Section 367.071 of the Florida Statutes or any successor statute) subject only to the revocable rights specified in SECTION 7(A) hereof. In addition, Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.


         SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants as follows:

         (a) PLEDGED EQUITY AND PLEDGED DEBT. All of the Pledged Shares pledged by such Pledgor have been duly authorized and validly issued and are fully paid and nonassessable. All of the Pledged Debt pledged by such Pledgor has been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuers thereof (except as may be limited by bankruptcy, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally or by general principles of equity relating to enforceability), and is not in default. The Pledged Shares constitute all of the issued and outstanding shares of capital stock of each issuer thereof (except that the Pledged Shares of Atlantic Gulf Asia Holdings N.V. ("AG ASIA") constitute 66% of its outstanding shares of capital stock) and there are no outstanding options, warrants, rights to subscribe, stock purchase rights or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness owing to Pledgor by Company or any direct or indirect Subsidiary or direct Unrestricted Subsidiary of Company.

         (b) OWNERSHIP OF PLEDGED COLLATERAL. Pledgor is the legal, record and beneficial owner of the Pledged Collateral pledged by such Pledgor free and clear of any lien, except for the security interests created by this Pledge Agreement and the lien of Foothill Capital Corporation, as AG Collateral Agent (as defined in the Intercreditor Agreement).

         (c) CONSENTS. No consent of any other party (including, without limitation, stockholders or creditors of Pledgor or any Person under any contractual obligation of such Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pledged by such Pledgor pursuant to this Pledge Agreement and the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Pledge Agreement by Pledgor or (ii) except with respect to AG Asia, for the exercise by Collateral Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except (x) those which have been obtained or made or (y) as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

         (d) PERFECTION. Except with respect to the Pledged Shares of AG Asia, the pledge and delivery to Collateral Agent of the Pledged Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in favor of Collateral Agent, on


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


behalf of Obligee, in the Pledged Collateral of such Pledgor, securing the payment of the Secured Obligations, and all actions necessary or desirable to perfect and protect such security interest have been duly taken. With respect to the Pledged Shares of AG Asia, the making of notations reflecting the security interest created by this Pledge Agreement in the stock register of AG Asia creates a valid and perfected security interest in favor of Collateral Agent, on behalf of Obligee, in such Pledged Shares, securing the payment of the Secured Obligations, subject only to liens securing the Foothill Debt, and all actions necessary or desirable to perfect and protect such security interest have been duly taken.

         (e) MARGIN REGULATIONS. The pledge of the Pledged Collateral pursuant to this Pledge Agreement does not violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

         (f) OTHER INFORMATION. All information heretofore, herein or hereafter supplied to Obligee on behalf of Pledgors with respect to the Pledged Collateral is accurate and complete in all material respects.


         SECTION 5. CERTAIN COVENANTS. Each Pledgor hereby covenants that, until the Secured Obligations have been indefeasibly paid in full, such Pledgor shall:

                  (a) not, (i) except as expressly permitted by the Secured Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged hereunder by such Pledgor, (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the security interest created by this Pledge Agreement and liens permitted by the Secured Agreement, or (iii) permit, except as expressly permitted by the Secured Agreement, any issuer of Pledged Shares to merge or consolidate with any Person;

                  (b) except as expressly permitted by the Secured Agreement,
         (i) cause each issuer of Pledged Shares not to issue any stock or other securities (x) except with respect to AG Asia, in addition to or (y) in substitution for the Pledged Shares issued by such issuer, except to Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person which, after the date of this Pledge Agreement, becomes, as a result of any occurrence, a direct Subsidiary or a direct Unrestricted Subsidiary of Pledgor;

                  (c) (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed (directly or indirectly) to Pledgor by any direct or indirect Subsidiary of the Company, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed (directly or indirectly) to Pledgor by any Person that after the date of this Pledge Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgor; and


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

                  (d) promptly deliver to Collateral Agent all written notices received by it with respect to the Pledged Collateral.


         SECTION 6. FURTHER ASSURANCES; PLEDGE AMENDMENTS.
                    -------------------------------------

         (a) Each Pledgor agrees that at any time and from time to time, at the expense of Pledgors, Pledgors shall promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that Collateral Agent may reasonably request, to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         (b) Each Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in SECTION 5(B) OR (C) hereof, promptly (and in any event within 5 Business Days) deliver to Collateral Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of SCHEDULE II hereto (a "PLEDGE AMENDMENT"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Pledge Agreement. Pledgor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Pledge Agreement and agrees that all Pledged Shares or Pledged Debt listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder be considered Pledged Collateral; PROVIDED that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Pledge Agreement shall not impair the security interest of Collateral Agent therein or otherwise adversely affect the rights and remedies of Collateral Agent hereunder with respect thereto.

         (c) Each Pledgor further agrees that it will cause any direct or indirect Subsidiary and any direct Unrestricted Subsidiary acquired or created after the effective date of this Agreement promptly after such acquisition or creation of such new Subsidiary or Unrestricted Subsidiary (in any event within 5 Business Days after the date such acquisition or creation, as the case may be) to deliver to Collateral Agent an acknowledgment and agreement duly executed by such new Subsidiary or Unrestricted Subsidiary in substantially the form of
SCHEDULE III hereto (a "PLEDGE ACKNOWLEDGMENT").


         SECTION 7. VOTING RIGHTS; DIVIDENDS; ETC.
                    -----------------------------

         (a) So long as no Event of Default (as defined below) shall have occurred and be continuing:

                  (i) Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement and the Secured Agreement. It is understood, however, that neither (A) the voting by Pledgors of any Pledged Shares for or Pledgors' consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Pledgors' consent to or approval of any action otherwise permitted under the Secured Agreement shall be deemed inconsistent with


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

         the Secured Agreement within the meaning of this SECTION 7(A)(I), and no notice of any such voting or consent need be given to Collateral Agent.

                  (ii) Pledgors shall be entitled to receive and retain, and to utilize free and clear of the lien of this Pledge Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; PROVIDED, HOWEVER that any and all

                           (A) dividends and interest paid or payable other than
                  in cash in respect of, and instruments and other property (other than cash) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution (except any distribution upon liquidation to another Pledgor to the extent permitted under the Secured Agreement), or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (C) cash paid, payable or otherwise distributed in
                  respect of principal or in redemption of or in exchange for any Pledged Collateral, shall be, and shall forthwith be delivered to Collateral Agent to hold as, Pledged Collateral and shall, if received by Pledgors, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of Pledgors and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with all necessary endorsements).

                  (iii) Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to the appropriate Pledgor all such proxies, dividend payment orders and other instruments as such Pledgor may from time to time reasonably request for the purpose of enabling such Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Upon the occurrence and during the continuance of an Event of
Default:

                  (i) Upon written notice from Collateral Agent to Company, except with respect to AG Asia, all rights of Pledgors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to SECTION 7(A)(I) shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the right to exercise such voting and other consensual rights. With respect to AG Asia, upon written notice from Collateral Agent to Company, all Pledged Shares shall be registered in the name of Collateral Agent who shall thereupon have the right to exercise such voting and consensual rights.

                  (ii) All rights of Pledgors to receive the dividends and interest payments which they would otherwise be authorized to receive and retain pursuant to SECTION 7(A)(II) shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the right to receive and hold as Pledged Collateral such dividends and interest payments which shall, upon written notice from Collateral Agent, be paid to Collateral Agent.

                  (iii) All dividends, principal and interest payments which are received by any Pledgor contrary to the provisions of paragraph (ii) of this SECTION 7(B) shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of such Pledgor and shall forthwith be paid over to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

         (c) In order to permit Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to SECTION 7(B)(I) hereof and to receive all dividends and other distributions which it may be entitled to receive under SECTION 7(A)(II) hereof or SECTION 7(B)(II) hereof, Pledgors shall promptly execute and deliver (or cause to be executed and delivered) to Collateral Agent all such proxies, dividend payment orders and other instruments as Collateral Agent may from time to time reasonably request.

         SECTION 8. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby irrevocably appoints Collateral Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in Collateral Agent's reasonable discretion to take any action and to execute any instrument, which Collateral Agent may deem necessary or advisable, subject to the terms and conditions of this Pledge Agreement, to accomplish the purposes of this Pledge Agreement, including, without limitation, (a) to file one or more financing or continuation statements or amendments thereto, relative to all or part of the Pledged Collateral without the signature of such Pledgor, (b) to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and (c) if an Event of Default shall have occurred and be continuing, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral, and (d) to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or to enforce the rights of Collateral Agent with respect to any of the Pledged Collateral.

         SECTION 9. COLLATERAL AGENT MAY PERFORM. If a Pledgor fails to perform any agreement contained herein, Collateral Agent may, upon 30 days' notice to such Pledgor (unless otherwise expressly set forth in this Pledge Agreement or an Event of Default shall have occurred and be continuing, in which case, no notice shall be required) itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Pledgors under SECTION 16(B) hereof.

         SECTION 10. STANDARD OF CARE. The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent accords its own property consisting of negotiable securities, it being understood that Collateral Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Obligee has or is deemed to have knowledge of such matters, (b) taking any necessary action (other than actions taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary actions to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value.

         SECTION 11. EVENTS OF DEFAULT. The occurrence of any "Event of Default" as defined in the Secured Agreement (whether or not any Secured Obligations shall be at the time outstanding thereunder or the Secured Agreement shall have terminated for some other purpose) or the occurrence of any default under the Investment Agreement or the Certificate of Designation, which default has continued beyond any applicable cure period, shall constitute an Event of Default under this Pledge Agreement.

         SECTION 12. REMEDIES UPON DEFAULT. (a) If any Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code as in effect in the State of New York (or any other state with jurisdiction over the Pledged Collateral) at that time, and Collateral Agent may also in its sole discretion, without notice (except as specified below), sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Collateral Agent, on behalf of Obligee, may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable by Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgors agree that, to the extent notice of sale shall be required by law, at least 10 days' notice to Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgors shall be liable for the deficiency and the fees of any attorneys employed by Collateral Agent to collect such deficiency, subject in the case of the Subsidiary Pledgors to any limitations contained in the Guarantees.

         (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities
Act) and, notwithstanding such circumstances and the registration rights granted to the Collateral Agent pursuant to SECTION 13, each Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

         (c) If Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgors shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         SECTION 13. REGISTRATION RIGHTS. If Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to
SECTION 12, each Pledgor agrees that, upon request of Collateral Agent (which request may be made by Collateral Agent in its sole discretion), Pledgor will, at its own expense:

         (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Collateral Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 1 year from the date of the first public offering of the Pledged Shares so registered, and to make all amendments and supplements hereto and to the related prospectus which, in the opinion of

Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

         (b) use its best efforts to qualify the Pledged Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Collateral Agent;

         (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

         (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

         (e) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this SECTION 13.

         Each Pledgor further agrees that a breach of any of the covenants contained in this SECTION 13 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this SECTION 13 shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this SECTION 13 shall in any way alter the rights of Collateral Agent under SECTION 12.

         SECTION 14. APPLICATION OF PROCEEDS. All Proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent as Pledged Collateral for, and/or then or at any time thereafter applied in whole or in part by Collateral Agent against the Secured Obligations in the following order of priority:

                  FIRST: To the payment of all costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith and all amounts for which the Collateral Agent is entitled to indemnification hereunder and all advances made by the Collateral Agent hereunder for the account of Pledgors or for the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with SECTION 16 hereof;

                  SECOND: To the payment in full of all other Secured Obligations in the order specified in the Secured Agreement and in accordance with the Intercreditor Agreement; and

                  THIRD: To the payment to or upon the order of Pledgors, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         SECTION 15. COLLATERAL AGENT. Collateral Agent has been appointed as Collateral Agent hereunder pursuant to the Secured Agreement. Collateral Agent shall be obligated and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral) in accordance with the Secured Agreement and the Intercreditor Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided for resignation and appointment of a successor in the Secured Agreement. Upon the acceptance of any appointment as a Collateral Agent by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to, and become vested with all the rights, powers, privileges and duties of, the retiring Collateral Agent under this Pledge Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Pledge Agreement and shall deliver any Collateral in its possession to the successor Collateral Agent. After any retiring Collateral Agent's resignation, the provisions of this Pledge Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Pledge Agreement while it was Collateral Agent.

         SECTION 16. INDEMNITY AND EXPENSES. (a) Pledgors jointly and severally agree to indemnify Collateral Agent, Obligee and each of the officers, directors, agents, employees and affiliates of each of them (each an "INDEMNITEE"), from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Pledge Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Indemnitee seeking indemnification.

         (b) Pledgors will upon demand pay to Collateral Agent the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Collateral Agent may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

         (c) The obligations of Pledgors in this Section 16 hereof shall survive termination of this Pledge Agreement and the discharge of Pledgors' other obligations under this Pledge Agreement, the Secured Agreement and the other Secured Instrument Documents.

         SECTION 17. CONTINUING SECURITY INTEREST; TRANSFER OF SECURED OBLIGATIONS. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until indefeasible payment in full of all Secured Obligations, (b) be binding upon each Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and Obligee and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), subject to the provisions of the Secured Agreement, Obligee may assign or otherwise transfer any Secured Obligations held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Obligee herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations, each Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to or warranty by Collateral Agent, of such of the Pledged Collateral pledged by such Pledgor hereunder as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 18. NO WAIVER BY OBLIGEE; AUTHORITY OF PLEDGOR. No failure on the part of Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative to the fullest extent permitted by law and are not exclusive of any remedies provided by law. It is not necessary for Collateral Agent to inquire into the powers of any Pledgor or the officers, directors or agents acting or purporting to act on behalf of any of them.

         SECTION 19. AMENDMENT, ETC. No amendment or waiver of any provision of this Pledge Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent on behalf of Obligee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 20. ADDRESSES FOR NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person, upon confirmed receipt (in the case of telecopy or telex) or 5 Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; PROVIDED that any notice sent to Collateral Agent or Obligee shall not be effective until received. For purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this SECTION 20) shall be as set forth under each party's name on the signature pages hereof or in the Secured Agreement.

         SECTION 21. GOVERNING LAW; TERMS. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE

SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Secured Agreement, terms defined in Article 9 of the Code are used herein as therein defined.

         SECTION 22. SEVERABILITY. Any provisions of this Pledge Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdictions, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 23. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH RESPECT TO THIS PLEDGE AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS PLEDGE AGREEMENT. Each Pledgor hereby agrees that service of process sufficient for personal jurisdiction in any action against such Pledgor in the State of New York may be made by registered or certified mail, return receipt requested, to such Pledgor at its address provided in SECTION 20, and each Pledgor hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Collateral Agent to bring proceedings against any Pledgor in the courts of any other jurisdiction.

         SECTION 24. WAIVER OF JURY TRIAL. EACH PLEDGOR AND COLLATERAL AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGE AGREEMENT. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Pledgor and Collateral Agent (a) acknowledge that this waiver is a material inducement for such Pledgor and Collateral Agent to enter into a business relationship, that each Pledgor and Collateral Agent have already relied on the waiver in entering into this Pledge Agreement and that each will continue to rely on the waiver in their related future dealings and (b) further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR

MODIFICATIONS TO THIS PLEDGE AGREEMENT. In the event of litigation, this Pledge Agreement may be filed as a written consent to trial by the court.


         SECTION 25. MARSHALING; PAYMENTS SET ASIDE. Agent shall not be under any obligation to marshal any assets in favor of any Pledgor or any other party or against or in payment of any or all of the Secured Obligations. To the extent that any Pledgor makes a payment or payments to Collateral Agent or Collateral Agent enforces its security interests or exercises its rights of setoff, and such payment or payments or proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         SECTION 26. HEADINGS. Section and subsection headings in this Pledge Agreement are included herein for convenience of reference only and shall not constitute a part of this Pledge Agreement or be given any substantive effect.

         SECTION 27. COUNTERPARTS. This Pledge Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same Agreement.

         SECTION 28. INTERCREDITOR AGREEMENT. Obligee, Collateral Agent and Foothill Capital Corporation, as AG Collateral Agent, are parties to the Intercreditor Agreement, which, among other things, concerns priorities of Liens in the Collateral and the exercise of remedies by the parties thereto, and the manner and priority of distribution of the proceeds of the Collateral among Obligee and Foothill Capital Corporation, as AG Collateral Agent, and the terms of this Agreement are subject to the terms and provisions of the Intercreditor Agreement.

         IN WITNESS WHEREOF, Pledgors have caused this Pledge Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

PLEDGORS:                        ATLANTIC GULF COMMUNITIES CORPORATION,
                                 a Florida corporation
                                 ENVIRONMENTAL QUALITY LABORATORY, INCORPORATED, a Florida corporation
                                 GENERAL DEVELOPMENT RESORTS, INC.,
                                 a Florida corporation
                                 TOWN & COUNTRY II, INC.,
                                 a Florida corporation


                                 By:
                                    --------------------------------------
                                     John H. Fischer
                                     Vice President

                                 Notice Address:
                                 c/o ATLANTIC GULF COMMUNITIES CORPORATION
                                 2601 South Bayshore Drive, 9th Floor
                                 Miami, Florida 33133-5461
                                 Attention: John H. Fischer,
                                            Vice President
                                 Facsimile: (305) 859-4623


COLLATERAL AGENT:                FOOTHILL CAPITAL CORPORATION, a
                                 California corporation, as Collateral Agent


                                 By:
                                    --------------------------------------
                                     Benjamin W. Silver
                                     Assistant Vice President

                                 Notice Address:
                                 11111 Santa Monica Blvd. Suite 1500
                                 Los Angeles, CA 90025-3333
                                 Attention: Benjamin W. Silver
                                 Facsimile: (310) 479-2690

               Copy to:          Apollo Real Estate Advisors II, L.P.
                                 1301 Avenue of the Americas
                                 New York, New York 10019
                                 Attn: Rick Koenigsberger
                                 Telecopy:  (212) 459-3301

               Copy to:          Wachtell, Lipton, Rosen & Katz
                                 51 West 52nd Street
                                 New York, New York  10019
                                 Attn: Philip Mindlin, Esq.
                                 Telecopy:  (212) 403-2000

               Copy to:          Carlton, Fields, Ward, Emmanuel, Smith &
                                 Cutler, P.A.
                                 Post Office Box 3239
                                 Tampa, Florida  33601
                                 Attn:  Paula McDonald Rhodes, Esq.
                                 Telecopy:  (813) 229-4133

               Copy to:          Annis, Mitchell, Cockey, Edwards &
                                 Roehn, P.A.
                                 201 North Florida Avenue, Suite 2100
                                 Tampa, Florida 33602
                                 Attn:     Stephen J. Szabo, III, Esq.
                                 Telecopy:   (813) 223-9067

                                   SCHEDULE I

                        TO JUNIOR STOCK PLEDGE AGREEMENT

Attached to and forming a part of the Junior Stock Pledge Agreement dated effective as of June 23, 1997 between Pledgors and FOOTHILL CAPITAL CORPORATION, as Collateral Agent.

                                 PLEDGED SHARES
                                 --------------

=====================================================================================================
                                  ISSUER                         SHARES             CERTIFICATE
                                                               OUTSTANDING           NUMBER(S)
-----------------------------------------------------------------------------------------------------
PLEDGOR: ATLANTIC GULF COMMUNITIES CORPORATION
-----------------------------------------------------------------------------------------------------
1.       AG Title Corporation                                    1,000                   1
-----------------------------------------------------------------------------------------------------
2.       AGC CL Limited Partner, Inc.                            1,000                   1
-----------------------------------------------------------------------------------------------------
3.       AGC Homes, Inc.                                         1,000                   1
-----------------------------------------------------------------------------------------------------
4.    AGC Sanctuary of Orlando, Inc.                               100                   1
-----------------------------------------------------------------------------------------------------
5.    AGC Sanctuary Corporation                                  1,000                   1
-----------------------------------------------------------------------------------------------------
6.    Atlantic Gulf Asia Holdings N.V.                           6,000                  N/A
         (uncertificated)                                  outstanding
                                                                 3,960
                                                               pledged
-----------------------------------------------------------------------------------------------------
7.    Atlantic Gulf Commercial Realty, Inc.                      1,000                   1
-----------------------------------------------------------------------------------------------------
8.       Atlantic Gulf Communities Management                       14                   1
         Corporation
-----------------------------------------------------------------------------------------------------
9.    Atlantic Gulf Communities Service Corporation              1,000                   2
-----------------------------------------------------------------------------------------------------
10.      Atlantic Gulf Development, Inc.                         1,000                   1
-----------------------------------------------------------------------------------------------------
11.      Atlantic Gulf Engineering Company                       1,000                   2
-----------------------------------------------------------------------------------------------------
12.      Atlantic Gulf Realty, Inc.                              1,000                   1
-----------------------------------------------------------------------------------------------------
13.      Atlantic Gulf Receivables Corporation                     100                   1
-----------------------------------------------------------------------------------------------------
14.      Atlantic Gulf of Tampa, Inc.                            1,000                   2
-----------------------------------------------------------------------------------------------------
15.      Atlantic Gulf Utilities, Inc.                           1,000                   1
-----------------------------------------------------------------------------------------------------
16.      Atlantic Gulf C.C. Corp., f/k/a C.C. Village            1,000                   1
         Development Corporation
-----------------------------------------------------------------------------------------------------
17.      Community Title Agency, Incorporated
-----------------------------------------------------------------------------------------------------
18.      Cumberland Cove, Inc.                                   1,000                   2
-----------------------------------------------------------------------------------------------------
19.      Environmental Quality Laboratory, Incorporated          1,000                   2


=====================================================================================================
                                  ISSUER                         SHARES             CERTIFICATE
                                                                 OUTSTANDING         NUMBER(S)
-----------------------------------------------------------------------------------------------------
20.      Five Star Homes, Inc.                                   1,000                   3
-----------------------------------------------------------------------------------------------------
21.      Fox Creek Development Corporation
-----------------------------------------------------------------------------------------------------
22.      GDV Financial Corporation                                 500                   2
-----------------------------------------------------------------------------------------------------
23.      General Development Air Service, Inc.                     100                   1
-----------------------------------------------------------------------------------------------------
24.      General Development Commercial Credit
         Corporation
-----------------------------------------------------------------------------------------------------
25.      General Development Headquarters Corporation            1,000                   1
-----------------------------------------------------------------------------------------------------
26.      General Development Resorts, Inc.                       1,000                   1
-----------------------------------------------------------------------------------------------------
27.      General Development Sales Corporation                   1,000                   1
-----------------------------------------------------------------------------------------------------
28.      General Development Service Corporation                 1,000                   1
-----------------------------------------------------------------------------------------------------
29.      General Development Utilities, Inc.                     1,000                   1
-----------------------------------------------------------------------------------------------------
30.      Hunter Trace Development Corporation
-----------------------------------------------------------------------------------------------------
31.      Lakeside Development of Orlando, Inc.                   1,000                   1
-----------------------------------------------------------------------------------------------------
32.      Longwood Utilities, Inc.                                  625                  20
-----------------------------------------------------------------------------------------------------
33.      Maplewood Development Corporation                         100                   1
-----------------------------------------------------------------------------------------------------
34.      Ocean Grove, Inc.                                       1,000                   1
-----------------------------------------------------------------------------------------------------
35.      Regency Island Dunes, Inc.                              1,000                   1
-----------------------------------------------------------------------------------------------------
36.      Sabal Trace Development Corporation                     1,000                   1
-----------------------------------------------------------------------------------------------------
37.      Summerchase Development Corporation                       100                   1
-----------------------------------------------------------------------------------------------------
38.      Sunset Lakes Development Corporation                    1,000                   1
-----------------------------------------------------------------------------------------------------
39.      Town & Country II, Inc.                                 7,150                 6, 8
                                                                 2,850              17, 19, 20
                                                              54,816.2
                                                              21,849.8
                                                                 5,334
-----------------------------------------------------------------------------------------------------
40.      Windsor Palms Corporation                               1,000                   1
-----------------------------------------------------------------------------------------------------
41.      XYZ Insurance, Inc.
-----------------------------------------------------------------------------------------------------
42.      Panther Creek Corp.
-----------------------------------------------------------------------------------------------------
43.      AGC-SP, Inc.
-----------------------------------------------------------------------------------------------------
PLEDGOR: ENVIRONMENTAL QUALITY LABORATORY, INCORPORATED
-----------------------------------------------------------------------------------------------------
1.       EQL Environmental Services, Inc.                        1,000                   1


=====================================================================================================
                                  ISSUER                         SHARES             CERTIFICATE
                                                                 OUTSTANDING         NUMBER(S)
-----------------------------------------------------------------------------------------------------
PLEDGOR: GENERAL DEVELOPMENT RESORTS, INC.
-----------------------------------------------------------------------------------------------------
1.       General Development Acceptance Corporation
         (Delaware)
-----------------------------------------------------------------------------------------------------
PLEDGOR: TOWN & COUNTRY II, INC.
-----------------------------------------------------------------------------------------------------
1.  FRC Investments, Inc.                                        60                      4
=====================================================================================================

                                   SCHEDULE II

                        TO JUNIOR STOCK PLEDGE AGREEMENT

                           [FORM OF PLEDGE AMENDMENT]


      This Pledge Amendment, dated ___________, 19__, is delivered pursuant to
Section 6 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Junior Stock Pledge Agreement, dated effective as of June 23, 1997, between Atlantic Gulf Communities Corporation and its Subsidiaries who are signatories thereto and FOOTHILL CAPITAL CORPORATION, a California corporation, as Collateral Agent (the "PLEDGE AGREEMENT"; capitalized terms used herein without definition shall have the meanings given such terms in the Pledge Agreement) and that the [Pledged Shares]/[Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares]/[Pledged Debt] and shall become part of the Pledged Collateral and shall secure the Secured Obligations as provided in the Pledge Agreement.


                                    [PLEDGOR]


                              By:
                                 --------------------------------------
                                 [Name]
                                 [Title]



                                 PLEDGED SHARES
                                 --------------



 Stock Issuer                        Stock                        Number
                                   Certificate                      of
                                    Number(s)                     Shares



                                  PLEDGED DEBT
                                  ------------

  Debt Issuer                                             Amount of Indebtedness

                                  SCHEDULE III

                        TO JUNIOR STOCK PLEDGE AGREEMENT

            [FORM OF ACKNOWLEDGEMENT AND AGREEMENT OF NEW SUBSIDIARY]


      Reference hereby is made to the Junior Stock Pledge Agreement, dated effective as of June 23, 1997 (the "PLEDGE AGREEMENT"), between Atlantic Gulf Communities Corporation and its Subsidiaries who are signatories thereto and FOOTHILL CAPITAL CORPORATION, a California corporation, as Collateral Agent, in which this Acknowledgement and Agreement and attachments are incorporated.

      The undersigned is a new Subsidiary and, as such, is required to pledge its Pledged Shares and its Pledged Debt to secure the Secured Obligations (all as defined in the Pledge Agreement) as provided in the Pledge Agreement. The undersigned hereby represents and warrants (a) that it is the legal and beneficial owner of the shares of capital stock described in Part A of Schedule 1 hereto which shares constitute all of the issued and outstanding shares of all classes of capital stock of the Subsidiary or Subsidiaries so listed and (b) that it is the legal and beneficial owner of the indebtedness described in Part B of said Schedule 1.

      The undersigned acknowledges the terms of the Pledge Agreement and agrees to be bound thereby.


                                [NEW SUBSIDIARY]


                              By:
                                 --------------------------------------
                                 [Name]
                                 [Title]

Address:
[                                  ]
[                                  ]
[                                  ]

                                   SCHEDULE 1

                    TO THE ACKNOWLEDGEMENT OF NEW SUBSIDIARY



PART A:                        Capital Stock of Subsidiaries






PART B:                        Indebtedness owned by new Subsidiary